3Q 2022 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Shale Sales Volumes (Bcf)		125.2	122.1	130.5	135.8	130.3
CBM Sales Volumes (Bcf)		10.7	11.0	11.4	12.0	12.2
Other Sales Volumes (Bcf)		0.2	0.1	0.1	0.1	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		10.1	8.8	8.5	9.7	10.1
Oil and Condensate Sales Volumes (Bcfe)		0.2	0.3	0.4	0.6	0.8

TOTAL (Bcfe)		146.4	142.3	150.9	158.2	153.5

Average Daily Production (MMcfe)		1,590.9	1,564.1	1,676.2	1,719.4	1,668.7

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q3 2022 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	4	3	5	13,519	2
	Utica	-	-	-	-	-

WV Shirley-Pennsboro	Marcellus	-	8	-	-	-
	Utica	-	-	-	-	-

CPA South	Marcellus	-	-	-	-	-
	Utica	-	-	-	-	-

Total		4	11	5	-	2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING(1)

	Q4 2022	2022	2023	2024	2025	2026	2027
NYMEX Hedges(2)
Volumes (Bcf)	113.2	453.7	387.3	265.7	224.3	229.1	53.8
Average Prices ($/Mcf)	$2.87	$2.91	$3.03	$2.98	$3.23	$3.24	$4.07

Physical Fixed Price Sales and Index Hedges(2)
Volumes (Bcf)	5.3	21.0	34.6	106.3	129.0	78.7	59.0
Average Prices ($/Mcf)	$2.48	$2.48	$2.14	$2.32	$2.31	$2.50	$3.26
Total Volumes Hedged (Bcf)(3)	118.5	474.7	421.9	372.0	353.3	307.8	112.8

NYMEX + Basis (fully-covered volumes)(4)
Volumes (Bcf)	118.3	474.7	421.2	372.0	353.3	241.3	86.9
Average Prices ($/Mcf)	$2.40	$2.42	$2.47	$2.36	$2.38	$2.43	$3.19

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	0.2	-	0.7	-	-	66.5	25.9
Average Prices ($/Mcf)	$2.87	-	$3.03	-	-	$3.24	$4.07
Total Volumes Hedged (Bcf)(3)	118.5	474.7	421.9	372.0	353.3	307.8	112.8

Estimated Conversion Factor(5)	1.087	1.088	1.081	1.076	1.075	1.072	1.068

(1) Hedge positions as of 10/6/2022.
(2) During the third quarter of 2022, CNX entered into an agreement with a hedge counterparty to merge certain 2024 and 2025 NYMEX and basis swaps into new Index swaps. Total volumes hedged and net hedge prices were not affected by the transaction.
(3) Excludes basis hedges in excess of NYMEX hedges of 11.4 Bcf, 0.3 Bcf, and 11.5 Bcf for 2022, 2024, and 2025,respectively. Q4 2022 and 2022 basis hedges and excess basis hedges exclude purchased swaps. See table below.
(4) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(5) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

Purchased Swaps	Q4 2022	2022
Basis Hedges
Volumes (Bcf)	2.3	15.7
Average Fixed Prices ($/Mcf)	($1.13)	($1.13)

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically, CNX “sells” swaps under which CNX receives a fixed price from and pays a floating price to its hedge counterparties. In order to lock in certain margins while balancing its basis hedges, during the first quarter of 2022, CNX purchased, rather than sold, financial swaps for the period April through October of 2022 under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. Purchased swaps have the effect of reducing total hedged volumes for the period of the swap.

HEDGING GAIN/LOSS PROJECTIONS
	Q4 2022				CY2022				CY2023

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market	($ in 000s)
NYMEX	123,050	$2.65	$7.03	($539,245)	493,588	$2.68	$6.84	($2,039,640)	418,613	$2.80	$5.55	($1,099,263)

Index	1,840	$2.06	$5.62	($6,556)	7,300	$2.06	$5.77	($27,105)	36,500	$1.98	$4.53	($93,075)

Basis:
Eastern Gas-South (DOM)	24,430	($0.60)	($1.36)	$16,212	89,643	($0.57)	($1.02)	$38,231	59,313	($0.66)	($1.02)	$21,361
TCO Pool (TCO)	18,430	($0.57)	($1.18)	$13,409	82,210	($0.60)	($0.87)	$25,615	100,850	($0.64)	($0.81)	$20,752
Michcon (NMC)	12,580	($0.21)	($0.80)	$7,784	52,630	($0.21)	($0.39)	$9,807	43,190	($0.25)	($0.29)	$1,619
TETCO ELA (TEB)	1,380	($0.09)	($0.73)	$886	5,475	($0.09)	($0.45)	$2,012	—	—	($0.22)	—
TETCO WLA (TWB)	1,380	($0.08)	($0.19)	$147	5,475	($0.08)	($0.11)	$200	—	—	($0.11)	—
TETCO M3 (TMT)	2,145	$1.06	($0.01)	$1,921	10,080	$0.35	($0.02)	($197)	7,750	($0.19)	$0.98	($10,822)
TETCO M2 (BM2)	44,620	($0.58)	($1.40)	$37,003	177,025	($0.58)	($1.07)	$87,195	158,775	($0.56)	($1.01)	$70,863
Transco Zone 5 South (DKR)	3,220	$1.31	$1.62	($1,045)	12,775	$0.61	$2.04	($18,099)	12,165	$0.62	$2.32	($20,613)
Total Financial Basis Hedges	108,185			$76,317	435,313			$144,764	382,043			$83,160

Total Projected Realized Loss				($469,484)				($1,921,981)				($1,109,178)

Note: Forward market prices, hedged volumes, and hedge prices are as of 10/6/2022. Anticipated hedging activity is not included in projections.
(1) January 2022 through October 2022 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Realized Loss	($651)	($531)	($270)	($400)	($131)
Unrealized (Loss) Gain	($411)	($122)	($1,456)	$780	($1,376)
(Loss) Gain on Commodity Derivative Instruments	($1,062)	($653)	($1,726)	$380	($1,507)

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income (Loss):	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Natural Gas, NGL and Oil Revenue	$1,127,341	$1,003,406	$744,625	$847,340	$585,915
(Loss) Gain on Commodity Derivative Instruments	(1,062,353)	(652,643)	(1,726,394)	379,982	(1,507,270)
Purchased Gas Revenue	31,738	46,552	45,841	33,212	16,311
Other Revenue and Operating Income	20,335	23,103	22,830	30,656	24,783
Total Revenue and Other Operating Income (Loss)	117,061	420,418	(913,098)	1,291,190	(880,261)
Costs and Expenses:
Operating Expense
Lease Operating Expense	19,239	14,282	15,398	15,547	11,193
Transportation, Gathering and Compression	96,632	88,357	88,286	91,754	90,609
Production, Ad Valorem, and Other Fees	13,481	9,958	9,927	11,086	9,552
Depreciation, Depletion and Amortization	114,167	116,180	118,623	133,833	129,734
Exploration and Production Related Other Costs	685	4,712	1,689	12,548	3,073
Purchased Gas Costs	32,309	46,041	44,816	32,622	14,192
Selling, General, and Administrative Costs	27,722	30,454	31,560	35,908	24,851
Other Operating Expense	21,238	20,539	12,170	16,203	21,654
Total Operating Expense	325,473	330,523	322,469	349,501	304,858
Other Expense
Other Expense (Income)	1,922	5,179	(736)	2,340	3,177
Loss (Gain) on Assets Sales and Abandonments, net	12,077	(6,240)	(13,395)	(19,705)	(12,446)
Loss on Debt Extinguishment	9,953	12,981	—	15,084	18,653
Interest Expense	34,351	31,051	27,069	37,264	37,944
Total Other Expense	58,303	42,971	12,938	34,983	47,328
Total Costs and Expenses	383,776	373,494	335,407	384,484	352,186
(Loss) Earnings Before Income Tax	(266,715)	46,924	(1,248,505)	906,706	(1,232,447)
Income Tax Expense (Benefit)	160,357	13,567	(325,564)	276,394	(359,526)
Net (Loss) Income	$(427,072)	$33,357	$(922,941)	$630,312	$(872,921)

(Loss) Earnings per Share
Basic	$(2.28)	$0.17	$(4.62)	$3.02	$(4.05)
Diluted	$(2.28)	$0.15	$(4.62)	$2.90	$(4.05)

Weighted-Average Shares Outstanding	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Weighted-Average Shares of Common Stock Outstanding	187,511,940	194,021,639	199,854,257	208,454,502	215,738,737
Effect of Diluted Shares*	—	30,387,055	—	8,834,883	—
Weighted-Average Diluted Shares of Common Stock Outstanding	187,511,940	224,408,694	199,854,257	217,289,385	215,738,737

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21
ASSETS
Current Assets:
Cash and Cash Equivalents	$1,594	$238	$8,570	$3,565	$365
Restricted Cash	—	—	—	—	220,386
Accounts and Notes Receivable
Trade, net	479,088	447,464	263,126	330,122	250,406
Other Receivables, net	5,436	6,010	5,134	8,924	10,234
Supplies Inventories	19,650	14,490	6,469	6,147	5,486
Recoverable Income Taxes	—	—	—	72	—
Derivative Instruments	200,598	137,492	119,838	95,002	83,870
Prepaid Expenses	17,373	12,503	13,739	15,975	13,077
Total Current Assets	723,739	618,197	416,876	459,807	583,824
Property, Plant and Equipment:
Property, Plant and Equipment:	11,738,308	11,606,088	11,484,450	11,362,102	11,206,740
Less-Accumulated Depreciation, Depletion and Amortization	4,704,665	4,593,364	4,488,326	4,372,619	4,246,423
Total Property, Plant and Equipment—Net	7,033,643	7,012,724	6,996,124	6,989,483	6,960,317
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	187,376	176,613	42,162	56,022	69,871
Derivative Instruments	258,539	420,291	281,213	131,994	179,176
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	78,628	80,266	81,904	83,543	85,181
Deferred Income Taxes	—	14,107	28,526	—	—
Other Non-Current Assets	27,887	50,378	53,405	56,588	26,470
Total Other Non-Current Assets	875,744	1,064,969	810,524	651,461	684,012
TOTAL ASSETS	$8,633,126	$8,695,890	$8,223,524	$8,100,751	$8,228,153
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$169,406	$154,449	$120,513	$121,751	$107,266
Derivative Instruments	1,407,892	1,210,715	1,411,964	521,598	1,168,597
Current Portion of Finance Lease Obligations	686	637	603	555	495
Current Portion of Long-Term Debt	323,122	322,622	336,083	—	231,675
Current Portion of Operating Lease Obligations	48,710	40,951	10,003	22,940	35,461
Other Accrued Liabilities	308,212	302,599	248,176	287,732	223,852
Total Current Liabilities	2,258,028	2,031,973	2,127,342	954,576	1,767,346
Non-Current Liabilities:
Long-Term Debt	1,920,440	1,907,074	1,890,790	2,214,121	2,203,731
Finance Lease Obligations	1,375	1,342	1,304	1,218	1,097
Operating Lease Obligations	143,291	139,428	32,340	33,672	34,785
Derivative Instruments	2,012,326	1,899,736	1,421,373	687,354	858,767
Deferred Income Taxes	146,621	—	—	328,601	51,739
Asset Retirement Obligations	87,243	88,463	89,403	88,859	81,029
Other Non-Current Liabilities	86,814	90,850	91,460	92,077	43,143
Total Non-Current Liabilities	4,398,110	4,126,893	3,526,670	3,445,902	3,274,291
TOTAL LIABILITIES	6,656,138	6,158,866	5,654,012	4,400,478	5,041,637
Stockholders' Equity
Common Stock	1,835	1,918	1,955	2,039	2,124
Capital in Excess of Par Value	2,602,697	2,665,440	2,691,950	2,834,863	2,899,731
Preferred Stock	—	—	—	—	—
(Accumulated Deficit) Retained Earnings	(613,426)	(116,081)	(110,005)	877,894	299,438
Accumulated Other Comprehensive Loss	(14,118)	(14,253)	(14,388)	(14,523)	(14,777)
TOTAL STOCKHOLDERS' EQUITY	1,976,988	2,537,024	2,569,512	3,700,273	3,186,516
TOTAL LIABILITIES AND EQUITY	$8,633,126	$8,695,890	$8,223,524	$8,100,751	$8,228,153

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Net (Loss) Income	($427,072)	$33,357	($922,941)	$630,312	($872,921)
Depreciation, Depletion and Amortization	114,167	116,180	118,623	133,833	129,734
Amortization of Deferred Financing Costs	2,048	2,073	2,042	8,904	5,992
Stock-Based Compensation	3,829	3,722	7,331	2,782	3,075
Loss (Gain) on Asset Sales and Abandonments, net	12,077	(6,240)	(13,395)	(19,705)	(12,446)
Loss on Debt Extinguishment	9,953	12,981	—	15,084	18,653
Loss (Gain) on Commodity Derivative Instruments	1,062,353	652,643	1,726,394	(379,982)	1,507,270
Gain on Other Derivative Instruments	(2,694)	(2,131)	(5,223)	(2,410)	(1,416)
Net Cash Paid in Settlement of Commodity Derivative Instruments	(651,247)	(530,129)	(270,842)	(399,971)	(131,091)
Deferred Income Taxes	160,680	14,370	(334,184)	276,772	(359,689)
Other	1,646	623	1,700	(281)	(295)
Changes in Operating Assets:
Accounts and Notes Receivable	(31,478)	(185,196)	66,577	(75,211)	(91,059)
Recoverable Income Taxes	—	—	72	(71)	—
Supplies Inventories	(5,160)	(8,021)	(322)	(661)	212
Prepaid Expenses	(4,840)	1,041	2,366	(2,844)	(946)
Changes in Other Assets	19,800	1,520	322	(22,767)	13
Changes in Operating Liabilities:
Accounts Payable	(684)	30,541	(2,032)	(3,922)	(7,773)
Accrued Interest	(14,373)	12,128	(13,595)	23,819	(29,095)
Other Operating Liabilities	19,202	42,906	(26,086)	50,537	56,241
Changes in Other Liabilities	(3,825)	(402)	(412)	18,853	(48)
Net Cash Provided by Operating Activities	264,382	191,966	336,395	253,071	214,411

Cash Flows from Investing Activities:
Capital Expenditures	(133,553)	(136,668)	(122,316)	(116,711)	(96,763)
Proceeds from Asset Sales	4,041	7,107	19,423	21,017	12,265
Net Cash Used in Investing Activities	(129,512)	(129,561)	(102,893)	(95,694)	(84,498)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	(358,750)	(26,969)	—	(246,853)	(174,614)
Net (Payments on) Proceeds from CNXM Revolving Credit Facility	(40,150)	(21,900)	25,200	39,000	(14,000)
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(89,000)	37,650	(96,000)	(33,350)	65,350
Proceeds from Issuance of CNX Senior Notes	493,750	—	—	—	—
Proceeds from Issuance of CNXM Senior Notes	—	—	—	—	395,000
Net Payments on CSG Non-Revolving Credit Facilities	—	—	—	—	(147,431)
Net Payments on Other Debt	(163)	(157)	(154)	(137)	(122)
Proceeds from Issuance of Common Stock	135	376	608	103	183
Shares Withheld for Taxes	(7)	(83)	(5,582)	(8)	(9)
Purchases of Common Stock	(138,052)	(59,494)	(152,473)	(120,825)	(77,740)
Debt Issuance and Financing Fees	(1,277)	(160)	(96)	(12,493)	(663)
Net Cash (Used in) Provided by Financing Activities	(133,514)	(70,737)	(228,497)	(374,563)	45,954
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	1,356	(8,332)	5,005	(217,186)	175,867
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	238	8,570	3,565	220,751	44,884
Cash, Cash Equivalents, and Restricted Cash at End of Period	$1,594	$238	$8,570	$3,565	$220,751

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2022E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	11%	($0.96)
ETNG Mainline	3%	$1.73
TCO Pool	25%	($1.06)
TETCO ELA & WLA	4%	($0.36)
TETCO M3	3%	$0.08
TETCO M2	33%	($1.07)
Michcon	10%	($0.79)
Physical basis sales	11%	($0.24)
Weighted Average Basis	100%	($0.78)

NYMEX		$6.84
Weighted Average Basis (Not considering hedging)		($0.78)
Differential Impact of Physical Fixed Price Sales vs. NYMEX		($0.10)
Total Estimated Differential		($0.88)
Realized Price (per MMBtu)		$5.96
Conversion Factor (MMBtu/Mcf)		1.088
Realized Price Before Financial Hedging (per Mcf)		$6.48

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for nine months ended September 30; October - December forward market basis prices as of 10/6/2022.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Average Sales Price - Natural Gas	$7.82	$7.02	$4.76	$5.24	$3.61
Average Loss on Commodity Derivative Instruments - Cash Settlement- Gas	($4.79)	($3.98)	($1.91)	($2.70)	($0.92)
Average Sales Price - Oil and Condensate*	$14.74	$16.04	$12.84	$11.07	$10.00
Average Sales Price - NGLs*	$6.05	$7.21	$7.62	$6.80	$6.19

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$3.25	$3.32	$3.14	$2.83	$2.96

Lease Operating Expense (LOE)	$0.13	$0.10	$0.10	$0.10	$0.07
Production, Ad Valorem, and Other Fees	$0.09	$0.07	$0.07	$0.07	$0.06
Transportation, Gathering and Compression	$0.66	$0.62	$0.59	$0.58	$0.59
Depreciation, Depletion and Amortization (DD&A)	$0.76	$0.79	$0.76	$0.83	$0.83
Total Natural Gas, NGL and Oil Production Costs	$1.64	$1.58	$1.52	$1.58	$1.55

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.88	$0.79	$0.76	$0.75	$0.72
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.37	$2.53	$2.38	$2.08	$2.24

Fully Burdened Cash Costs, before DD&A(1)	$1.29	$1.22	$1.03	$1.07	$1.06
Fully Burdened Cash Margin, before DD&A	$1.96	$2.10	$2.11	$1.76	$1.90

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q3 2022, Q2 2022, Q1 2022, Q4 2021 and Q3 2021 total fully burdened cash costs exclude a gain on asset sales of $0.08 per Mcfe, $0.04 per Mcfe, $0.09 per Mcfe, $0.12 per Mcfe and $0.08 per Mcfe, respectively. Q3 2022, Q2 2022, Q1 2022, Q4 2021 and Q3 2021 exclude unrealized losses on interest rate swaps and noncash amortization of $0.00 per Mcfe, $0.00 per Mcfe, $0.02 per Mcfe, $0.04 per Mcfe and $0.03 per Mcfe, respectively. Q3 2022 and Q2 2022 exclude loss on debt extinguishment of $0.07 per Mcfe and $0.09 per Mcfe, respectively. Q4 2021 and Q3 2021 exclude loss on debt extinguishment of $0.10 per Mcfe and $0.12 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
NYMEX Natural Gas ($/MMBtu)	$8.20	$7.17	$4.95	$5.83	$4.01
Average Differential	(1.01)	(0.73)	(0.58)	(1.02)	(0.70)
BTU Conversion (MMBtu/Mcf)*	0.63	0.58	0.39	0.43	0.30
Loss on Commodity Derivative Instruments-Cash Settlement	(4.79)	(3.98)	(1.91)	(2.70)	(0.92)
Realized Gas Price per Mcf	$3.03	$3.04	$2.85	$2.54	$2.69
*Conversion factor	1.09	1.09	1.09	1.09	1.09

GUIDANCE
	Previous			Updated
($ in millions)	2022E			2022E
	Low		High	Low		High
Capital Expenditures	$550	-	$590	$560	-	$580

Production Volumes (Bcfe)	575	-	605	580	-	590
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	87%			88%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$6.21			$6.84
Natural Gas Differential ($/MMBtu)	($0.70)			($0.88)
NGL Realized Price ($/Bbl)	~$36.00			~$36.00

($ in millions)
Adjusted EBITDAX(2)	$1,300	-	$1,450	$1,325	-	$1,375

($ in millions)
Free Cash Flow (FCF)(2)	~$700			~$700
FCF Per Share(2)(3)	$3.69			$3.88

(1) Forward market prices for updated 2022 guidance as of 10/6/2022.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $35 million in expected asset sales in 2022.
(3) Previous guidance for 2022 FCF per share based on shares outstanding of 189,452,074, as of 7/19/2022. Updated guidance for 2022 FCF per share based on shares outstanding of 180,476,996, as of 10/21/2022.

2022E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	24	11,700
	Utica	2	15,000

WV Shirley-Pennsboro	Marcellus	8	10,000
	Utica	-	-

Total		34	-

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2021 Annual Report on Form 10-K as filed with the SEC on February 10, 2022). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Total Revenue and Other Operating Income (Loss)	$117	$420	($913)	$1,291	($880)
Add (Deduct):
Purchased Gas Revenue	(32)	(46)	(46)	(33)	(16)
Unrealized Loss (Gain) on Commodity Derivative Instruments	411	122	1,456	(780)	1,376
Other Revenue and Operating Income	(20)	(23)	(23)	(30)	(25)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$476	$473	$474	$448	$455

Total Operating Expense	$326	$330	$322	$349	$305
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(2)	(3)	(1)	(4)
Exploration and Production Related Other Costs	(1)	(5)	(2)	(13)	(3)
Purchased Gas Costs	(32)	(46)	(45)	(32)	(14)
Selling, General and Administrative Costs	(28)	(30)	(31)	(36)	(25)
Other Operating Expense	(22)	(21)	(12)	(16)	(21)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$240	$226	$229	$251	$238
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Net (Loss) Income	($427)	$33	($923)	$630	($873)
Interest Expense	34	31	27	37	38
Income Tax Expense (Benefit)	161	14	(326)	277	(360)
(Loss) Earnings Before Interest & Taxes (EBIT)	(232)	78	(1,222)	944	(1,195)
Depreciation, Depletion & Amortization	114	116	119	133	130
Exploration Expense	1	5	2	13	3
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($117)	$199	($1,101)	$1,090	($1,062)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	411	122	1,456	(780)	1,376
Stock-Based Compensation	4	4	7	2	3
Loss on Debt Extinguishment	10	13	—	15	19
Well Abandonment	16	—	—	—	—
Virginia Flood Expense	2	—	—	—	—
Severance	—	—	—	1	—
Total Pre-tax Adjustments	443	139	1,463	(762)	1,398
Adjusted EBITDAX	$326	$338	$362	$328	$336

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Net (Loss) Income from EBITDAX Reconciliation	($427)	$33	($923)	$630	($873)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	443	139	1,463	(762)	1,398
Tax Effect of Adjustments	(116)	(36)	(382)	199	(365)
Adjusted Net (Loss) Income	($100)	$136	$158	$67	$160

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income (Loss) after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Total Revenue and Other Operating Income (Loss)	$117	$420	($913)	$1,291	($880)

Net (Loss) Income	($427)	$33	($923)	$630	($873)
Interest Expense	34	31	27	37	38
Income Tax Expense (Benefit)	161	14	(326)	277	(360)
(Loss) Earnings Before Interest & Taxes (EBIT)	(232)	78	(1,222)	944	(1,195)
Depreciation, Depletion & Amortization	114	116	119	133	130
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($118)	$194	($1,103)	$1,077	($1,065)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$411	$122	$1,456	($780)	$1,376
Total Adjustments	$411	$122	$1,456	($780)	$1,376

Total Revenue and Other Operating Income (Loss) Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$528	$542	$543	$511	$496
Adjusted EBIT	$179	$200	$234	$164	$181
Operating Margin	34%	37%	43%	32%	36%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021
Total Revenue and Other Operating Income (Loss)	$117	$420	($913)	$1,291	($880)

Net (Loss) Income	($427)	$33	($923)	$630	($873)
Interest Expense	34	31	27	37	38
Income Tax Expense (Benefit)	161	14	(326)	277	(360)
(Loss) Earnings Before Interest & Taxes (EBIT)	(232)	78	(1,222)	944	(1,195)
Depreciation, Depletion & Amortization	114	116	119	133	130
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($118)	$194	($1,103)	$1,077	($1,065)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$411	$122	$1,456	($780)	$1,376
Stock-Based Compensation	4	4	7	2	3
Well Abandonment	16	—	—	—	—
Virginia Flood Expense	2	—	—	—	—
Loss on Debt Extinguishment	10	13	—	15	19
Total Adjustments	$443	$139	$1,463	($763)	$1,398

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$528	$542	$543	$511	$496
Adjusted EBITDA	$325	$333	$360	$314	$333
Cash Operating Margin	62%	61%	66%	61%	67%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Net Debt as adjusted: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,244	$2,230	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Less: Cash and Cash Equivalents	2	—	9	4	221	45	35	22	156
Net Debt	$2,242	$2,230	$2,218	$2,210	$2,215	$2,244	$2,333	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Net Debt as adjusted	30-Sep-22	30-Jun-22	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,244	$2,230	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	82	86	90	94	98	101
Less: Cash and Cash Equivalents	2	—	9	4	221	45	35	22	156
Net Debt as adjusted	$2,242	$2,230	$2,218	$2,292	$2,301	$2,334	$2,427	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 9 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s September 30, 2022 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	31-Dec-21	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22
Net Income (Loss)	$630	($923)	$33	($427)	($687)
Interest Expense	37	27	31	34	129
Income Tax Expense (Benefit)	277	(325)	14	161	127
Earnings (Loss) Before Interest & Taxes (EBIT)	944	(1,221)	78	(232)	(431)
Depreciation, Depletion & Amortization	133	118	116	114	481
Exploration Expense	13	2	5	1	21
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	1,090	(1,101)	199	(117)	71
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(780)	1,456	122	411	1,209
Stock Based Compensation	3	7	4	4	18
Loss on Debt Extinguishment	15	—	13	10	38
Severance	1	—	—	—	1
Well Abandonment	—	—	—	16	16
Virginia Flood Expense	—	—	—	2	2
Total Pre-tax Adjustments	(761)	1,463	139	443	1,284
Adjusted EBITDAX TTM	$329	$362	$338	$326	$1,355

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

Free Cash Flow
(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$265	$192	$336	$254	$215	$239	$219	$161	$223	$144	$267
Capital Expenditures	(134)	(137)	(122)	(117)	(97)	(129)	(123)	(92)	(108)	(135)	(152)
Proceeds from Asset Sales	4	7	20	21	12	7	5	16	6	12	14
Free Cash Flow	$135	$62	$234	$158	$130	$117	$101	$85	$121	$21	$129

Organic Free Cash Flow
(Dollars in millions)	Q3-2022	Q2-2022	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$265	$192	$336	$254	$215	$239	$219	$161	$223	$144	$267
Capital Expenditures	(134)	(137)	(122)	(117)	(97)	(129)	(123)	(92)	(108)	(135)	(152)
Organic Free Cash Flow	$131	$55	$214	$137	$118	$110	$96	$69	$115	$9	$115

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; the impact of events beyond our control, including a global or domestic health crisis or other global or macroeconomic events; dependence on gathering, processing and transportation facilities and other midstream facilities owned by others; conditions in the oil and gas industry; our current long-term debt obligations, and the terms of the agreements that govern that debt; strategic determinations, including the allocation of capital and other resources to strategic opportunities; cyber-incidents targeting our systems, oil and natural gas industry systems and infrastructure, or the systems of our third-party service providers; and changes in safety, health, environmental and other regulations.